SUBSEQUENT EVENTS	13 Months Ended
Dec. 31, 2021
Subsequent Events

26. SUBSEQUENT EVENTS

On March 23, 2022, the Company granted 950,000 options to a consultant of the Company with exercise prices of $0.35 per common share and an expiry date of March 23, 2027. In addition, the Company granted 800,000 RSUs to the same consultant.

On April 5, 2022, the Company announced a fully subscribed US$3 million non-brokered private placement.  As of the date of these financial statements, the private placement had not closed.

The Company also entered into a US$5 million credit facility which will provide the Company with access to capital, if required, to execute on its strategic priorities.   The credit agreement will become available for draw down after satisfaction of certain conditions precedent.

On April 14, 2022, the Company entered into an agreement with a private company to sell its investment in Irati for $62,635 or $0.05 per common share of Irati.